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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 12 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 11, 2001

                            WOODS EQUIPMENT COMPANY
            (Exact name of registrant as specified in its charter)

        Delaware                      333-88759                 36-3868249
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)

                               6944 Newburg Road
                              Rockford, IL  61108
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (815) 732-2141

                                      N/A
        (Former name or former address, if changed since last report.)

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ITEM 5.  Other events.

     On May 11, 2001, Michael L. Goldberg was elected to the Board of Directors of Woods Equipment Company (the "Registrant"). Mr. Goldberg is a partner of Tatum CFO Partners, LLP and has been consulting with the Registrant on financial matters since November 2000. Prior to joining Tatum, Mr. Goldberg was the Executive Vice President and Chief Financial Officer of Oil-Dri Corporation of America from May 1996 through January 2000. Previously, he was Vice-President - Controller of Alberto-Culver USA from August 1991.

     On May 11, 2001, Mark A. Miller was elected Vice President and Chief Financial Officer of the Registrant. Previously, Mr. Miller was Vice President - Finance (Principal Financial and Accounting Officer) from January 2001 and Finance Manager of the Ag/Turf Business since September 1999. From April 1996, Mr. Miller was Manager, Planning and Analysis and served as Corporate Controller from December 1994.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2001            WOODS EQUIPMENT COMPANY

                                 By:  /s/ Mark A. Miller
                                      ------------------------------
                               Name:  Mark A. Miller
                              Title:  Vice President and Chief Financial Officer

Officer